                                                                   Exhibit 99(a)


                        KEYCORP STUDENT LOAN TRUST 2000-A
                             NOTEHOLDERS' STATEMENT
                pursuant to Section 5.07(b) of Sale and Servicing
   Agreement (capitalized terms used herein are defined in Appendix A thereto)

--------------------------------------------------------------------------------
Distribution Date:  February 25, 2002

(i) Amount of principal being paid or distributed in respect of the Class A-1 Notes:
                   $21,550,687.63
                   --------------------
                  ($ 0.0002155           , per $1,000 original principal amount
                   --------------------  of Class A-1 Notes)

(ii) Amount of principal being paid or distributed in respect of the Class A-2 Notes:
                   $0.00
                   --------------------
                  ($            -        , per $1,000 original principal amount
                   --------------------  of Class A-2 Notes)

(iii)  Amount of interest being paid or distributed in respect of the Class
       A-1 Notes:
                   $257,823.33
                   --------------------
                  ($ 0.0000026           , per $1,000 original principal amount
                   --------------------  of Class A-1 Notes)

(iv)   Amount of interest being paid or distributed in respect of the Class
       A-2 Notes:
                   $2,786,875.00
                   --------------------
                  ($ 0.0000062           , per $1,000 original principal amount
                   --------------------  of Class A-2 Notes)

(v) Amount of Noteholders' Interest Index Carryover being paid or distributed (if any) and amount remaining (if any):
         (1)  Distributed to Class A-1 Noteholders:
                   $0.00
                   --------------------
                  ($ -                   , per $1,000 original principal amount
                   --------------------  of Class A-1 Notes)

         (2)  Distributed to Class A-2 Noteholders:
                   $0.00
                   --------------------
                  ($ -                   , per $1,000 original principal amount
                                         of Class A-2 Notes)
                   --------------------

         (3)  Balance on Class A-1 Notes:
                   $0.00
                   --------------------
                  ($ -                   , per $1,000 original principal amount
                   --------------------  of Class A-1 Notes)

         (4)  Balance on Class A-2 Notes:
                   $0.00
                   --------------------
                  ($ -                   , per $1,000 original principal amount
                   --------------------  of Class A-2 Notes)

(vi)   Payments made under the Cap Agreement on such date: February 22, 2002
                                                           --------------------

                  ($0.00                 with respect to the Class A-1 Notes,
                   --------------------
                  ($0.00                 with respect to the Class A-2 Notes;
                   --------------------
                  and the total outstanding amount owed to the Cap Provider:
                                                                       $0.00
                                                       ----------------------

(vii)  Pool Balance at the end of the related Collection Period:
                                                             $472,503,554.33
                                                       ----------------------

(viii) After giving effect to distributions on this Distribution Date:

         (a)  (1)  Outstanding principal amount of Class A-1 Notes:
                                                                 $23,580,305.19
                                                                 --------------

              (2)  Pool Factor for the Class A-1 Notes:           0.23580305
                                                            -----------------

         (b)  (1)  Outstanding principal amount of Class A-2 Notes:
                                                                $450,000,000.00
                                                                ---------------

              (2)  Pool Factor for the Class A-2 Notes:           1.00000000
                                                            -----------------




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  (ix)   Note Interest Rate for the Notes:
         (a)  In general
              (1)  Three-Month Libor was
                   2.1300000%     for the period
                   ---------------

              (2)  The Student Loan Rate was:         5.1022769%
                                                      -----------------------

         (b)  Note Interest Rate for the Class A-1 Notes:          2.2600000%     (Based on 3-Month LIBOR)

                                                                   ---------------
         (c)  Note Interest Rate for the Class A-2 Notes:          2.4500000%     (Based on 3-Month LIBOR)

                                                                   ---------------

  (x)         Amount of Master Servicing Fee for  related Collection Period:           $598,298.68
                                                                                       ----------------------
                    $ 0.000005983      , per $1,000 original principal amount of Class A-1 Notes.
                   --------------------
                    $ 0.000001330      , per $1,000 original principal amount of Class A-2 Notes.
                   --------------------

  (xi)        Amount of Administration Fee for related Collection Period:              $3,000.00
                                                                                       ----------------------

                    $ 0.000000030      , per $1,000 original principal amount of Class A-1 Notes.
                   --------------------

                    $ 0.000000007      , per $1,000 original principal amount of Class A-2 Notes.
                   --------------------

  (xii)  (a)  Aggregate amount of Realized Losses (if any) for the related Collection Period:           $509,463.69
                                                                                                        --------------------

         (b)  Delinquent Contracts                          # Disb.       %                $ Amount                   %
                                                            -------       -                --------                   -
              30-60 Days Delinquent                          1,232      3.25%           $ 13,456,261                 4.56%
              61-90 Days Delinquent                            453      1.20%           $  4,426,872                 1.50%
              91-120 Days Delinquent                           187      0.49%           $  2,101,199                 0.71%
              More than 120 Days Delinquent                    337      0.89%           $  4,133,775                 1.40%
              Claims Filed Awaiting Payment                    132      0.35%           $  1,510,596                 0.51%
                                                      -------------     ----------     ----------------------     ----------
                 TOTAL                                       2,341      6.18%           $ 25,628,703                 8.68%
         (c)  Amounts of any Insured Payments made under the Securities Guaranty Ins Policy:                  $ -
                                                                                                             ---------------
         (d)  Reserve Account Balance                                                                         $ 8,664,792
                                                                                                             ---------------
              Draw for this Distribution Date                                                                 $ -
                                                                                                             ---------------
              Realized Loss Draw                                                                              $ -
                                                                                                             ---------------
(xiii) Amount in the Prefunding Account:       $1,076,750.86
                                              -----------------------

(xiv)  Amount remaining in the Subsequent Pool Pre-Funding Subaccount not used to acquire
              Subsequent Pool Student Loans:          0.00
                                                   -----------------------

(xv)   Amount in the Pre-Funding Account at the end of the Funding period to be distributed:          $0.00
                                                                                                     --------------------

(xvi)  Amount of Insurer Premuim paid to the Securities Insurer on such Distribution Date:            $111,404.47
                                                                                                     ---------------------

(xvii) Amount received from Securities Insurer with respect to the Securities Guaranty Insurance Policy:             0.00
                                                                                                               -----------
(xviii)Amount paid to the Securities Insurer in reimbursement of all Insured Payments made pursuant
         to the Securities Guaranty Insurance Policy:         0.00
                                                            ---------------------------

(xix)  The Trust Swap Pymt Amount paid to the Swap Counterparty on such Dist Date:               $118,250.78
                                                                                                -------------------------

       The Amount of any Net Trust Swap Pymt Carryover Shotrfall for such Dist Date:             0.00
                                                                                                -------------------------

      The Trust Swap Receipt Amount paid to the Trust on such Distribution Date:                $0.00
                                                                                                -------------------------
      The Net Trust Swap Receipt Carryover Shortfall for such Distribution Date:                0.00
      and the amount of any Termination Pymt either paid by or made to the Trust on             -------------------------
      such Distribution Date:                                                                   0.00
                                                                                                -------------------------

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